Segment Information	12 Months Ended
Mar. 31, 2026
Segment Reporting [Abstract]
Segment Information

17. Segment Information

The Company operates as a single reportable segment. The CODM reviews financial performance and allocates resources as a whole, using net income as the measure of segment profit or loss as the total expense amount. No disaggregated expense categories are regularly reviewed by the CODM other than the expense categories reported on the Statement of Operations. As such, the Company has not identified any segment expense categories that meet the criteria for disclosure under ASC 280, as amended by ASU 2023-07.

Revenue is derived primarily from three sources:

1.	Sales of software
2.	Consulting and support services
3.	Other

The accounting policies of the segment are the same as those described in the summary of significant accounting policies. The CODM, the Company’s CEO, assesses performance for the segment and decides how to allocate resources based on net income that also is reported on the Statement of Operations. The measure of segment assets is reported on the Balance Sheet as total assets.

The CODM uses net income to evaluate income generated from segment assets (i.e., return on assets) in deciding whether to reinvest profits into the segment or into other parts of the entity, such as for acquisitions or to pay dividends, if any. Net income is used to monitor budget versus actual results.

As the Company has determined that it operates as one reportable segment, the segment information is consistent with the financial statements, and therefore no reconciliation is required.